EXHIBIT 24.1


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                                WAYNE VOIGT, CPA
                           CERTIFIED PUBLIC ACCOUNTANT
                             111 PACIFICA, SUITE 250
                                IRVINE, CA 92718



              CONSENT FOR INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




                           SONIC JET PERFORMANCE, LLC


Dated: July 29, 1998


         I hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of my report dated June 1, 1998 appearing on page F-1 of Sonic Jet Performance, LLC Annual Report on Form 10-KSB for the year ended December 31, 1997. I also consent to the reference to me under the heading "Exhibits" in such Registration Statement.



                                                            /s/Wayne Voigt, CPA
                                                            -------------------
                                                               Wayne Voigt, CPA